                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event reported) - May 19, 1995


                            Texas Utilities Company


            (Exact name of registrant as specified in its charter)


            TEXAS                      1-3591                 75-0705930
(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


             1601 Bryan Street, Energy Plaza, Dallas, Texas 75201
                   (Address of principal executive offices)


      Registrant's telephone number, including area code - (214) 812-4600

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ITEM 5. OTHER EVENTS

     Following the annual meeting of shareholders of Texas Utilities Company (Company) held on May 19, 1995, the Company announced that J.S. Farrington, Chairman of the Board and Chief Executive Officer, planned to relinquish the position of Chief Executive Officer but would remain as Chairman of the Board for the next two years. At the annual meeting of The Board of Directors immediately following the shareholder meeting, Erle Nye was elected President and Chief Executive Officer of the Company and Mr. Farrington was reelected Chairman of the Board.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TEXAS UTILITIES COMPANY


                                         By: /s/ Cathryn Hulen
                                            ---------------------------------
                                                      Cathryn Hulen
                                            Treasurer and Assistant Secretary


Date: May 19, 1995